FAIR VALUE OF FINANCIAL INSTRUMENTS - REVERSE MORTGAGE LOANS (Details 7) (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2013
Weighted average life (years)	3 years 6 months	[1],[2]
Reverse Mortgage Loans
Outstanding face amount	$ 56,738	[3]
Carrying value	33,060	[3]
Fair value	33,162
Valuation allowance/(reversal) in current year
Discount rate	10.30%
Weighted average life (years)	3 years 9 months 18 days	[4]

[1]	(C) The weighted average life is based on the timing of expected principal reduction on the assets.
[2]	(G) The total outstanding face amount was $16.4 million for fixed rate securities and $2.0 billion for floating rate securities.
[3]	(A) Represents a 70% interest New Residential holds in the reverse mortgage loans.
[4]	(C) The weighted average life is based on the expected timing of the receipt of cash flows.